SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                       -------------------

                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


 Date of report (Date of earliest event reported):April 10, 1998

                         Saratoga Bancorp
      (Exact name of registrant as specified in its charter)

                             California
          (State or other jurisdiction of incorporation)

                2-77519-LA              94-2817587
         (Commission File Number) (IRS Employer Identification No.)


           12000 Saratoga-Sunnyvale Road, Saratoga, CA  95070
(Address of principal executive office and ZIP code)

Registrant's telephone number, including area code: (408) 973-1111

                               None
 (Former name or former address, if changed since last report)








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                                Item 5   Current Report

      Registrant has amended its financial data schedules for the preceding two year period. The amended financial data schedules are listed under Item 7 below.


Item 7   Financial Statements and Exhibits

     (a)  Not applicable

     (b)  Not applicable

           (c)      Exhibits

          (27.2) Financial Data Schedules for fiscal year ends 1995, 1996 and
                 Quarters 1,2 and 3 of 1996.

          (27.3) Financial Data Schedules for Quarters 1,2 and 3 of 1997.


























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
                      SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                     SARATOGA BANCORP
                                      (Registrant)



                               By: ____________________________
                                          Mary Page Rourke
                                          Treasurer
                                          (Principal Accounting Officer)



Date:      April 10, 1998



















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

                  INDEX TO EXHIBITS


Financial Data Schedules for fiscal year ends 1995, 1996 and
Quarters 1,2 and 3 of 1996.                                    5

Financial Data Schedules for Quarters 1,2 and of 1997.         6